UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2004

OXFORD HEALTH PLANS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16437	06-1118515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Monroe Turnpike, Trumbull, Connecticut		06611
(Address of principal executive offices)		(Zip Code)

(203) 459-6000

(Registrant’s telephone number, including area code)

Item 5. Other Events

The Registrant’s press release dated February 2, 2004 announcing declaration of a quarterly cash dividend is attached as Exhibit 99(a) hereto and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD HEALTH PLANS, INC.

Date: February 2, 2004	By:	/s/ MARC M. KOLE

Marc M. Kole Senior Vice President Finance and Principal Accounting Officer

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OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES

Exhibit Index

Exhibit Number	Description of Document
99(a)	Press Release dated February 2, 2004 announcing the Registrant’s declaration of dividend

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